                                                                    EXHIBIT 99.1

                 CONSENT SOLICITATION BY THE BOARD OF DIRECTORS
                                       OF
                           BEVERLY ENTERPRISES, INC.

                            9% Senior Notes due 2006

                                  CONSENT FORM
                     for Consent to the Proposed Amendments
                 Pursuant to the Consent Solicitation Statement
                            Dated September   , 1997

                 TO:         The Chase Manhattan Bank
                             c/o Texas Commerce Bank
                             Corporate Trust Services -- Dallas
                             1201 Main Street
                             Dallas, Texas 75202
                             Attention: Frank Ivins
                             Telephone: (214) 672-5678
                             Telecopier: (214) 672-5746

     The Solicitation is being made by the Board of Directors of Beverly Enterprises Inc., a Delaware corporation (the "Company") to solicit consents from the Registered Holders of Beverly's 9% Senior Notes due 2006 (the "Senior Notes") as described in the accompanying Prospectus and Consent Solicitation
Statement dated             , 1997 (the "Prospectus/Consent Solicitation
Statement"). The term "Registered Holder" as used herein means any person in whose name Senior Notes were registered in the register maintained by The Chase Manhattan Bank, as Trustee and Registrar under the Indenture (the "Trustee"), as
of             , 1997 (the "Record Date"). All capitalized terms used and not defined in this consent form have the respective meanings assigned to them in the Consent Solicitation Statement.

     CONSENT FORMS SHOULD NOT BE DELIVERED TO ANY PERSON OTHER THAN THE TRUSTEE. UNDER NO CIRCUMSTANCE SHOULD ANY PERSON DELIVER ANY SENIOR NOTES WITH THEIR CONSENT FORMS OR OTHERWISE.

     ANY BENEFICIAL OWNER OF SECURITIES WHO IS NOT THE REGISTERED HOLDER AS OF THE RECORD DATE BUT WHO DESIRES TO FURNISH A CONSENT AND RECEIVE A CONSENT PAYMENT IN ACCORDANCE WITH THE TERMS AND SUBJECT TO THE CONDITIONS DESCRIBED IN THE ACCOMPANYING CONSENT SOLICITATION STATEMENT MUST OBTAIN A PROXY (IN SUBSTANTIALLY THE FORM INCLUDED WITH THIS CONSENT FORM) FROM THE REGISTERED HOLDER OF SUCH SECURITIES AND DELIVER SUCH PROXY TO THE TRUSTEE WITH THE EXECUTED CONSENT FORM.

IF ANY HOLDER SUBMITS THIS CONSENT FORM WITHOUT INDICATING A VOTE WITH RESPECT TO THE PROPOSED AMENDMENTS, SUCH SUBMISSION WILL BE DEEMED TO CONSTITUTE A VOTE FOR THE PROPOSED AMENDMENTS.

UNDER NO CIRCUMSTANCES WILL BEVERLY MAKE ANY CONSENT PAYMENT TO ANY PERSON WHO DELIVERS THIS CONSENT FORM WITH THE "DO NOT CONSENT" OR "ABSTAIN" BOX MARKED HEREON WITH RESPECT TO EITHER OF THE TRANSACTIONS AMENDMENT OR THE REDEMPTION AMENDMENT UNLESS, ON OR PRIOR TO THE EXPIRATION DATE, SUCH PERSON DELIVERS AND DOES NOT PROPERLY REVOKE A SUBSEQUENTLY DATED CONSENT FORM MARKED TO INDICATE A VOTE FOR THE PROPOSED AMENDMENTS.

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

BEVERLY WILL NOT BE DEEMED TO HAVE ACCEPTED ANY CONSENTS UNLESS AND UNTIL THE SUPPLEMENTAL INDENTURE IS EXECUTED AND DELIVERED BY BEVERLY AND THE TRUSTEE. IF BEVERLY AND THE TRUSTEE EXECUTE AND DELIVER THE SUPPLEMENTAL INDENTURE, THE PROPOSED AMENDMENTS WILL BE BINDING UPON ALL HOLDERS OF SECURITIES, WHETHER OR NOT SUCH HOLDERS HAVE DELIVERED CONSENTS.

IF THIS CONSENT FORM IS VALIDLY DELIVERED, PROPERLY COMPLETED AND TIMELY FURNISHED (IN THE MANNER DESCRIBED IN THE ACCOMPANYING CONSENT SOLICITATION STATEMENT), THIS CONSENT FORM (AND THE VOTES CAST HEREBY IN RESPECT OF THE PROPOSED AMENDMENTS) WILL BE COUNTED NOTWITHSTANDING ANY TRANSFER OF THE BEVERLY SENIOR NOTES TO WHICH THIS CONSENT FORM RELATES, UNLESS THE PROCEDURE FOR REVOKING THIS CONSENT FORM (DESCRIBED IN THE CONSENT SOLICITATION STATEMENT) IS COMPLIED WITH.

IRRESPECTIVE OF WHETHER THE PROPOSED AMENDMENTS BECOME EFFECTIVE, THE BEVERLY SENIOR NOTES WILL CONTINUE TO BE OUTSTANDING IN ACCORDANCE WITH ALL OTHER TERMS OF THE INDENTURE AND THE BEVERLY SENIOR NOTES.

                                    CONSENT

     By execution hereof, the undersigned acknowledges receipt of the Prospectus/Consent Solicitation Statement and all other information it deems necessary to make an informed investment decision with respect to the Solicitation and the furnishing of this consent form. The undersigned hereby represents and warrants that the undersigned is a holder of the Senior Notes indicated below and has full power and authority to take the action indicated below in respect of such Senior Notes. The undersigned will, upon request, execute and deliver any additional documents deemed by Beverly to be necessary or desirable to perfect the undersigned's consent.

     The undersigned acknowledges that it must comply with the provisions of this consent form, and complete the information required herein, to validly consent to adoption of the Proposed Amendments.

     The undersigned further acknowledges that, if adopted, the Proposed Amendments would amend the Indenture to facilitate the Transactions contemplated by the Distribution Agreement and Merger Agreement. The Distribution Agreement and the Merger Agreement contemplate, among other matters, (i) the transfer by Beverly to New Beverly of all of Beverly's assets and properties, other than the capital stock of PCA and the capital stock of PCA's subsidiaries, in exchange for all outstanding shares of capital stock of New Beverly; (ii) the assumption by New Beverly as obligor under the Senior Notes in place of Beverly and of all of Beverly's rights and obligations in respect of the Senior Notes and the Indenture; (iii) the release of the obligations of Beverly, PCA and each of PCA's subsidiaries in respect of the Senior Notes and the Indenture; (iv) the distribution by Beverly to its stockholders of all of the outstanding capital stock of New Beverly such that, immediately after such distribution, New Beverly will be an independent publicly-traded corporation owned directly by Beverly's stockholders; and (v) following consummation of the transactions described in clauses (i) through (iv) above, the Merger.

     The Proposed Amendments, if adopted, would also amend the Indenture to permit Beverly, if it should so elect, to redeem all outstanding principal amount of its 7 5/8% Convertible Debentures due 2003 without violating the Restricted Payment provisions of the Indenture.

     Please indicate by marking the appropriate box below whether you wish (i) to consent to the Proposed Amendments, (ii) not to consent to the Proposed Amendments, or (iii) to abstain from taking any action with respect to the Proposed Amendments. The undersigned acknowledges that Consents delivered pursuant to any one of the procedures described under the heading "The Solicitation -- Consent Procedures" in the accompanying Prospectus/Consent Solicitation Statement and in the instructions hereto will constitute a binding agreement between the undersigned and Beverly upon the terms and subject to the conditions of the Solicitation. The undersigned further understands that (i) if no box is checked but this Consent form is executed, dated and delivered to the Solicitation Agent, the undersigned will be deemed to have consented to the Proposed Amendments and (ii) if either the "DO NOT CONSENT" or "ABSTAIN" box below is checked, the undersigned will be deemed not to have consented to the Proposed Amendments and will not be entitled to receive any Consent Payment unless, on or prior to the Expiration Date, such person delivers and does not properly revoke a subsequently dated consent form marked to indicate a vote FOR the Proposed Amendments.

                  PROPOSAL NO. 1  THE TRANSACTIONS AMENDMENT:

            CONSENT                     DO NOT CONSENT                      ABSTAIN
              [ ]                             [ ]                             [ ]

                   PROPOSAL NO. 2  THE REDEMPTION AMENDMENT:

            CONSENT                     DO NOT CONSENT                      ABSTAIN
              [ ]                             [ ]                             [ ]

     Unless otherwise specified in the table below, this consent form relates to
(i) the aggregate principal amount of Senior Notes held of record by the undersigned at the close of business on the Record Date or (ii) if the undersigned is not a Registered Holder and this consent form relates to Senior Notes in respect of which the undersigned is acting pursuant to an irrevocable proxy furnished by the Registered Holder, the total principal amount of Senior Notes to which such irrevocable proxy relates. If this consent form relates to less than the total principal amount of Senior Notes so registered in the name of the undersigned or to which such a proxy relates, the undersigned has listed on the table below the serial numbers and principal amount of Senior Notes for which this consent form is furnished. If the space provided below is inadequate, please list the certificate numbers and principal amounts on a separate signed schedule and affix the list to this consent form.

        DESCRIPTION OF SECURITIES AS TO WHICH THIS CONSENT FORM RELATES

                                                    AGGREGATE        PRINCIPAL AMOUNT     AGGREGATE PRINCIPAL
                                                    PRINCIPAL        WITH RESPECT TO      AMOUNT WITH RESPECT
     NAME(S) AND ADDRESS(ES)       CERTIFICATE      AMOUNT OF       WHICH THIS CONSENT   TO WHICH THIS CONSENT
     OF REGISTERED HOLDER(S)       NUMBER(S)*    CERTIFICATE(S)**     FORM RELATES**        FORM RELATES $
- ---------------------------------  -----------   ----------------   ------------------   ---------------------


- ---------------

* Need not be completed by persons whose Senior Notes are held of record by depositories.

** Unless otherwise indicated in the column labeled "Principal Amount with Respect to which an Election is Being Made," the person executing this consent form will be deemed to have taken the action indicated above in respect of (i) if such person is the Registered Holder of the total principal amount of Senior Notes registered in the name of such Registered Holder as of the Record Date and (ii) if such person is not a Registered Holder and is executing this consent form pursuant to a proxy given by a Registered Holder and delivered with this consent form, the total principal amount of Senior Notes to which such proxy relates.

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

                          IMPORTANT -- READ CAREFULLY

     This consent form (or, if the person signing this consent form is not the Registered Holder, the accompanying irrevocable proxy), to be effective, must be executed by the Registered Holder(s) of the Senior Notes to which this consent form relates in the same manner as the name of the Registered Holder(s) appears on such Senior Notes. If such Senior Notes are held of record as of the Record Date by two or more Registered Holders, all such Registered Holders must sign this consent form (or such irrevocable proxy). If such Senior Notes are registered in different names as of the Record Date, separate consent forms must be executed covering each form of registration. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and must submit proper evidence satisfactory to Beverly of such person's authority to so act. Except as provided in Instruction 4, signatures on this consent form (and any such irrevocable proxy) must be either (1) guaranteed by a firm that is a member of the National Association of Securities Dealers, Inc., or a member of a registered national securities exchange or by a commercial bank or trust company having an office or correspondent in the United States, or (2) notarized.

                                   SIGN HERE

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                           Signature(s) of Holder(s)

Dated:                                                                    , 1997
      --------------------------------------------------------------------

Name(s):
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------
                                 (Please Print)

Capacity:
         -----------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone No. (   )
                                 -----------------------------------------------

Tax Identification or Social Security No.
                                         ---------------------------------------

                           GUARANTEE OF SIGNATURE(S)

Authorized Signature:
                     -----------------------------------------------------------

Name and Title:
               -----------------------------------------------------------------
                                 (Please Print)

Dated:
      --------------------------------------------------------------------------

Name of Firm:
             -------------------------------------------------------------------

                             * * * * * OR * * * * *

STATE OF                    )
                            ) ss.
COUNTY OF                   )

     Before me,                          a Notary Public in and for said County
and State, personally appeared                          who acknowledged before
me that (s)he signed the foregoing Consent and that facts contained therein are true.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this      day of
            , 19     .

                                            ------------------------------------
                                            Notary Public

                                            My Commission expires:
                                                                  --------------

                           IMPORTANT TAX INFORMATION

     THE U.S. FEDERAL INCOME TAX DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL INFORMATION ONLY. EACH HOLDER IS URGED TO CONSULT HIS, HER OR ITS OWN PROFESSIONAL TAX ADVISOR TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER (INCLUDING THE APPLICABILITY AND EFFECT OF U.S. FEDERAL STATE, LOCAL AND OTHER TAX LAWS) OF THE CONSENTS PURSUANT TO THE SOLICITATION, CERTAIN HOLDERS (INCLUDING INSURANCE COMPANIES, TAX-EXEMPT ORGANIZATIONS, FINANCIAL INSTITUTIONS, DEALERS IN SECURITIES AND FOREIGN PERSONS OR ENTITIES) MAY BE SUBJECT TO SPECIAL RULES NOT DISCUSSED BELOW. THE DISCUSSION DOES NOT CONSIDER THE EFFECT OF ANY APPLICABLE FOREIGN, STATE, LOCAL OR OTHER TAX LAWS.

SUBSTITUTE FORM W-9

     Under the Federal income tax laws, Beverly may be required to withhold 31% of the amount of any payment made to certain holders pursuant to the Solicitation. In order to avoid such backup withholding, each holder must provide the correct taxpayer identification number ("TIN") by completing the Substitute Form W-9 set forth below. In general, if a holder is an individual, the TIN is the Social Security number of such individual. If the Correct TIN is not provided, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. Certain holders (including, among others, all corporations) are not subject to these backup withholding and reporting requirements. These holders should enter the correct TIN in Part 1 of the Substitute Form W-9, write "Exempt" in Part 2 of the Substitute Form W-9, sign under the certification and date the form. For further information regarding backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a TIN if you do not have one and how to complete the Substitute Form W-9 if Senior Notes are held in more than one name), consult the Guidelines for Certification of Taxpayer Identification Number.

              CONSEQUENCES OF FAILURE TO FILE SUBSTITUTE FORM W-9

     Failure to complete Substitute Form W-9 may require Beverly to withhold 31% of the amount of any Consent Payments made pursuant to the Solicitation. Backup withholding is not an additional Federal income tax. Rather, the U.S. Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, the holder may claim a refund from the Internal Revenue Service.

- ------------------------------------------------------------------------------------------------------------------------------
                              PAYER'S NAME
                                           ------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------------
  SUBSTITUTE                        PART 1 -- PLEASE PROVIDE YOUR TIN IN THIS BOX AND
  FORM W-9                          CERTIFY BY SIGNING AND DATING BELOW                   -------------------------------------
  Department of the Treasury                                                                     Social Security Number
  Internal Revenue Service                                                                                 or
                                                                                          -------------------------------------
                                                                                             Employee Identification Number
                                   ---------------------------------------------------------------------------------------------

                                    PART 2 -- Check the box if you are not subject to backup withholding either because (1) you
  PAYER'S REQUEST                   have not been notified that you are subject to backup withholding as a result of failure to
  FOR TAXPAYER IDENTIFICATION       report all interest or dividends or (2) the Internal Revenue Service has notified you that
  NUMBER (TIN)                      you are no longer subject to backup withholding.
                                    CERTIFICATION: UNDER PENALTIES OF PERJURY, I CERTIFY THAT THE INFORMATION PROVIDED ON THIS
                                    FORM IS TRUE, CORRECT AND COMPLETE.
                                    Name
                                         -----------------------------------------------------------------------------------
                                    (Please Print)
                                    Address
                                           ---------------------------------------------------------------------------------

                                   -------------------------------------------------------------------------------------------
                                    (Include Zip Code)

                                   ---------------------------------------------------------------------------------------------

                                                                                                        PART 3 --
                                    Signature
                                              ------------------------------------------            Awaiting TIN [ ]
                                    Date
                                         -----------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENT MADE TO YOU PURSUANT TO THE SOLICITATION. PLEASE REVIEW THE "GUIDELINES" FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER" FOR ADDITIONAL DETAILS.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                    THE BOX IN PART 3 OF SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to obtain a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty days of the date hereof, 31% of all reportable payments due to me will be withheld until I provide a number.

Signature:                                              Date:
          --------------------------------------------       ------------------

                       IRREVOCABLE PROXY WITH RESPECT TO
                            THE CONSENT SOLICITATION
                                   RELATED TO
                            9% SENIOR NOTES DUE 2006
                                       OF
                           BEVERLY ENTERPRISES, INC.

     The undersigned hereby irrevocably appoints                             as
attorney-in-fact and proxy of the undersigned, with full power of substitution, to execute consent forms and notices of revocation of consents in respect of the Proposed Amendments to the Indenture governing the 9% Senior Notes due 2006 ("Senior Notes") of Beverly Enterprises, Inc., a Delaware corporation ("Beverly"), pursuant to the Solicitation whereby Beverly is soliciting the
consent of Registered Holders of Senior Notes as of             , 1997 (the
"Record Date") to the Proposed Amendments to the Indenture, with all the power the undersigned would possess if executing such consent forms or revocation notices personally. THIS PROXY IS IRREVOCABLE AND IS COUPLED WITH AN INTEREST. The aggregate principal amount of Senior Notes as to which this Proxy is furnished is set forth below. The undersigned represents and agrees that (i) the undersigned was the registered holder of the Senior Notes set forth below on the Record Date and (ii) the undersigned has not consented, and will not consent or revoke a Consent, with respect to the Proposed Amendments.

                   AGGREGATE PRINCIPAL
                 AMOUNT OF CERTIFICATE(S)                  CERTIFICATE NUMBER(S)
                 ------------------------                  ---------------------


     If the Senior Notes are owned as of the Record Date by two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by a duly authorized person.

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                      Signature(s) of Registered Holder(s)

Dated:
      --------------------------------------------------------------------------

Name(s):
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------
                                 (Please Print)

Capacity:
         -----------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------
                               (include Zip Code)

Area Code and Telephone No.: (      )
                                     -------------------------------------------

Tax Identification or Social Security No.:
                                          --------------------------------------

                            GUARANTEE OF SIGNATURES

Authorized Signature:
                     -----------------------------------------------------------

Name and Title:
               -----------------------------------------------------------------
                                 (Please Print)

Dated:
      --------------------------------------------------------------------------

Name of Firm:
             -------------------------------------------------------------------

                             * * * * * OR * * * * *
STATE OF    )
            )     ss.
COUNTY OF   )


     Before me,                     a Notary Public in and for said County and
State, personally appeared                                    who acknowledged
before me that (s)he signed the foregoing Proxy and that the facts contained therein are true.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this day
                 of                    , 19    .


                                            ------------------------------------
                                            Notary Public

                                            My Commission expires:
                                                                  --------------